                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2006

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       333-125593            54-2169477
(State or Other Jurisdiction      (Commission File Number)     54-2169478
       Incorporation)                                          54-2169479
                                                               54-2169480
                                                               54-6658774
                                                            (I.R.S. Employer
                                                          Identification Number)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
        Registrant's telephone number, including area code (212) 761-4000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.14e-4(c))

Item 8.01   Other Events

     On January 30, 2006, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of January 1, 2006, by and between the Company, as

depositor, Wells Fargo Bank, National Association, as the master servicer (the
"Master Servicer"), ARCap Servicing, Inc., as special servicer (the "Special
Servicer"), LaSalle Bank National Association, as trustee of the Trust (the
"Trustee") and Wells Fargo Bank, National Association, as paying agent (the
"Paying Agent") and certificate registrar, providing for the Company's
Commercial Mortgage Pass-Through Certificates, Series 2006-TOP21. The Pooling
and Servicing Agreement is annexed hereto as Exhibit 99.1.

     On January 30, 2006, in connection with the Pooling and Servicing
Agreement, the Master Servicer entered into a Primary Servicing Agreement, dated as of January 1, 2006 (the "Primary Servicing Agreement"), by and between the
Master Servicer and Principal Global Investors, LLC, as the primary servicer.
The Primary Servicing Agreement is annexed hereto as Exhibit 99.2.

     On January 20, 2006, Morgan Stanley Capital I Inc. (the "Company") entered into (a) a Mortgage Loan Purchase Agreement, dated as of January 20, 2006, by and between the Company, as purchaser, and Bear Stearns Commercial Mortgage,
Inc. (the "Bear MLPA"), (b) a Mortgage Loan Purchase Agreement, dated as of
January 20, 2006, by and between the Company, as purchaser, and Morgan Stanley
Mortgage Capital Inc. (the "Morgan MLPA"), (c) a Mortgage Loan Purchase
Agreement, dated as of January 20, 2006, by and between the Company, as purchaser, and Principal Commercial Funding, LLC (the "Principal MLPA"), and (d)
a Mortgage Loan Purchase Agreement, dated as of January 20, 2006, by and between the Company, as purchaser, and Wells Fargo Bank, National Association (the
"Wells MLPA"), each in connection with the Company's Commercial Mortgage
Pass-Through Certificates, Series 2006-TOP21. The Bear MLPA is annexed hereto as
Exhibit 99.3. The Morgan MLPA is annexed hereto as Exhibit 99.4. The Principal
MLPA is annexed hereto as Exhibit 99.5. The Wells MLPA is annexed hereto as
Exhibit 99.6.

Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

            (a)  Financial Statements of Business Acquired Not applicable.

            (b)  Pro Forma Financial Information Not applicable.

            (c)  Exhibits:

Exhibit No.     Description
-----------     -----------

99.1            Pooling and Servicing Agreement, dated as of January 1, 2006, by and between Company, the Master Servicer, the Special Servicer, the Trustee and
the Paying Agent.

99.2            Primary Servicing Agreement, dated as of January 1, 2006, by and between the Master Servicer and Principal Global Investors, LLC.

99.3            Mortgage Loan Purchase Agreements, dated as of January 20, 2006, by and between the Company and Bear Stearns Commercial Mortgage, Inc.

99.4            Mortgage Loan Purchase Agreements, dated as of January 20, 2006, by and between the Company and Morgan Stanley Mortgage Capital Inc.

99.5            Mortgage Loan Purchase Agreements, dated as of January 20, 2006, by and between the Company and Principal Commercial Funding, LLC,

99.6            Mortgage Loan Purchase Agreements, dated as of January 20, 2006, by and between the Company and Wells Fargo Bank, National Association.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 14, 2006

MORGAN STANLEY CAPITAL I INC.

By:: /s/      Warren H. Friend
     ----------------------------------
     Name:  Warren H. Friend
     Title:  Vice President